Exhibit 10.3

EXECUTION COPY

$750,000,000

UR FINANCING ESCROW CORPORATION

5.75% SENIOR SECURED NOTES DUE 2018

REGISTRATION RIGHTS AGREEMENT

March 9, 2012

Morgan Stanley & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Wells Fargo Securities, LLC

as Representatives of the Initial Purchasers

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

UR Financing Escrow Corporation, a Delaware corporation  (the “Issuer”), proposes to issue and sell to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc. and Scotia Capital (USA) Inc. (collectively, the “Initial Purchasers”), for whom Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, are the representatives (the “Representatives”), upon the terms set forth in the Purchase Agreement dated February 24, 2012 (the “Purchase Agreement”), $750,000,000 aggregate principal amount of its 5.75% Senior Secured Notes due 2018 (the “Notes”).  The Notes will be issued pursuant to an Indenture, dated as of March 9, 2012 (the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”).  Capitalized terms used herein without definition have the respective meanings given to them in the Purchase Agreement.

Substantially simultaneously with the consummation of the Merger, (i) UR Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Holdings (as defined below) (“Newco”), will assume the Issuer’s obligations under the Notes, the Indenture and this Agreement (the “Assumption”) and (ii) the payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, by the following entities (collectively, the “Guarantors”): (a) the entities listed on Schedule III to the Purchase Agreement, including United Rentals, Inc., a Delaware corporation  (“Holdings”), (b) any other entities that are required to guarantee the Issuer’s obligations under the Notes pursuant to the Indenture and (c) their respective successors and assigns, subject to the guarantor release provisions in the Indenture. The Notes and the Guarantees are collectively referred to herein as the “Initial Securities.” In connection with the Assumption, each of NewCo and the Guarantors will execute and deliver to the Representatives a joinder to this Agreement in the form attached as Exhibit A hereto (the “Joinder”), pursuant to which NewCo and the Guarantors will accede to the terms of this Agreement and become parties hereto.

As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Issuer agrees with the Initial Purchasers, for the benefit of the Initial Purchasers and the holders of the Securities (as defined below) (the “Holders”), as follows:

1.  Joinder.  Upon execution of the Joinder by NewCo and the Guarantors, NewCo shall accede to the terms of this Agreement, and assume all of the obligations of the Issuer set forth in this Agreement and the Guarantors shall, on a joint and several basis, accede to the terms of this Agreement and perform all of the obligations of Guarantors set forth in this Agreement, in each case, on the terms set forth in the Joinder. Notwithstanding the foregoing sentence, the agreements of the Issuer set forth in Sections 2, 3, 4, 7 and 9 of this Agreement shall not become operative until Newco and the Guarantors execute the Joinder.

2.  Registered Exchange Offer.  Unless the Registered Exchange Offer would not be permitted by applicable law or the policy of the Securities and Exchange Commission (the “Commission”), the Issuer and the Guarantors shall use commercially reasonable efforts to: (a) file with the Commission a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a proposed offer (the “Registered Exchange Offer”) to the Holders of Transfer Restricted Securities (as defined in Section 7 hereof) who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities issued under the Indenture, identical in all material respects to the Initial Securities (except with respect to transfer restrictions and liquidated damages provisions) and registered under the Securities Act (the “Exchange Securities”); and (b) issue on or prior to the 365th day following the Closing Date (or, if such date is not a Business Day (as defined below), on the next succeeding Business Day) (the “Consummation Deadline”), Exchange Securities in exchange for all Initial Securities tendered prior thereto in the Registered Exchange Offer. For purposes of this Agreement, “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized or obligated by law or executive order to close.

It is the objective of the Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Issuer within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

The Issuer acknowledges that, pursuant to current interpretations by the Commission’s staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom,

(i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an “Exchanging Dealer”), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section, and (c) Annex C hereto in the “Plan of Distribution” section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Securities acquired in exchange for Initial Securities constituting any portion of an unsold allotment, is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

If any Exchanging Dealers or other persons with similar prospectus delivery requirements under the Securities Act participate in the Registered Exchange Offer, the Issuer and the Guarantors shall use commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be lawfully delivered by all such persons subject to the prospectus delivery requirements of the Securities Act for a period of time commencing on the day the Registered Exchange Offer is consummated and continuing for 90 days (or such shorter period during which Exchanging Dealers and such other persons, if any, are required by law to deliver such prospectus); provided, however, that such period may be extended pursuant to Section 4(j) below.

If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Issuer, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the “Private Exchange”) for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Issuer issued under the Indenture and identical in all material respects to the Initial Securities (the “Private Exchange Securities”).  The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the “Securities.”

In connection with any Registered Exchange Offer, the Issuer and the Guarantors shall:

(a)  mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(b)  keep the Registered Exchange Offer open for not less than 20 business days (as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

(c)  utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

(d)  permit Holders to withdraw tendered Securities at any time prior to 5:00 p.m., New York time, on the last business day (as defined under the Exchange Act) on which the Registered Exchange Offer shall remain open; and

(e)  otherwise comply with all applicable laws.

As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Issuer shall:

(x)  accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

(y)  deliver, or cause to be delivered, to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

(z)  cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the most recent date on which interest has been paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the Closing Date.

Each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuer that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an “affiliate,” as defined in Rule 405 of the Securities Act, of the Issuer or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

Notwithstanding any other provisions hereof, the Issuer and the Guarantors will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.  Shelf Registration. If (a) the Issuer and the Guarantors are not:

(i) required to file the Exchange Offer Registration Statement; or

(ii) permitted to consummate the Registered Exchange Offer because the Registered Exchange Offer is not permitted by applicable law or Commission policy; or

(b) any Holder of Transfer Restricted Securities notifies the Issuer prior to the 20th Business Day following consummation of the Registered Exchange Offer that:

(i) it is prohibited by law or Commission policy from participating in the Registered Exchange Offer;

(ii) it may not resell the Exchange Securities acquired by it in the Registered Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales; or

(iii) it is a broker-dealer and owns Securities acquired directly from the Issuer or an affiliate of the Issuer, the Issuer and the Guarantors shall take the following actions (the date on which any of the conditions described in the foregoing clauses (a) and (b) occurs, including, in the case of clauses (b)(i)-(iii), the receipt of the required notice, being a (“Trigger Date”):

(A)  The Issuer and the Guarantors shall, on or prior to 30 days after the Trigger Date (but no earlier than the 365th day following the Closing Date (or, if not a Business Day, on the next succeeding Business Day)) (such date being a “Filing Deadline”), file with the Commission and thereafter use commercially reasonable efforts to cause to be declared effective by the Commission (unless it becomes effective automatically upon filing) on or prior to 60 days after the Filing Deadline (or, if not a Business Day, on the next succeeding Business Day) (such 60th day being an “Effectiveness Deadline”) a registration statement (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, a “Registration Statement”) on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

(B)  The Issuer and the Guarantors shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities for a period of one year (or for such longer period if extended pursuant to Section 4(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement have been sold pursuant thereto, are no longer outstanding or cease to be Transfer Restricted Securities (such period being the “Shelf Registration Period”).

(C)  Notwithstanding any other provisions of this Agreement to the contrary, the Issuer and the Guarantors shall use commercially reasonable efforts to ensure that (i) the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder; (ii) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) any prospectus forming part of any Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.  Registration Procedures. In connection with any Shelf Registration contemplated by Section 3 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 2 hereof, the following provisions shall apply:

(a)  The Issuer shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Issuer shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section and in Annex C hereto in the “Plan of Distribution” section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include in the prospectus included in the Shelf Registration Statement (or, if permitted by Commission Rule 430B(b), in a prospectus supplement that becomes a part thereof pursuant to Commission Rule 430B(f)) that is delivered to any Holder pursuant to Section 4(d) and (f), the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

(b)  After the Registration Statement has been declared effective, the Issuer shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Issuer has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer of the occurrence of any of the following that occurs after the Registration Statement has been declared effective (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

(i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; provided, however, that this clause (i) shall not apply with respect to regular filings of any document or report under the Exchange Act, at any time following the effectiveness of the applicable Registration Statement hereunder, where such filing is made as part of the Issuer’s periodic disclosure obligations under Sections 13 and 15 of the Exchange Act;

(ii) of any request by the Commission or any state securities authority for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed;

(iv) of the receipt by the Issuer or its legal counsel of any notification with respect to (A) the suspension of the qualification of the Securities for sale in any jurisdiction or (B) the initiation or threatening of any proceeding for such purpose;

(v) of the happening of any event that requires the Issuer and the Guarantors to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading; and

(vi) of any determination by the Issuer that a post-effective amendment to a Registration Statement would be appropriate.

(c)  The Issuer and the Guarantors shall make every commercially reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

(d)  The Issuer shall furnish to each Holder of Securities included within the coverage of the Shelf Registration that so requests in writing, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).  The Issuer and the Guarantors shall not, without the prior consent of the Initial Purchasers, make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Commission Rule 405.

(e)  The Issuer shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests in writing, all exhibits thereto (including those incorporated by reference).

(f)  The Issuer shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Issuer and the Guarantors consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus included in the Shelf Registration Statement or any amendment or supplement thereto.

(g)  The Issuer shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request.  The Issuer and the Guarantors consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus included in such Exchange Offer Registration Statement or any amendment or supplement thereto.

(h)  Prior to any public offering of the Securities pursuant to any Registration Statement, the Issuer and the Guarantors shall use commercially reasonable efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Issuer and the Guarantors shall not be required to (i) qualify generally to do business in any jurisdiction where they are not then so qualified or (ii) take any action which would subject them to general service of process or to taxation in any jurisdiction where they are not then so subject.

(i)  If the Securities are held in certificated form pursuant to the Indenture, the Issuer shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may reasonably request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

(j)  Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 4(b) above during the period for which the Issuer and the Guarantors are required to maintain an effective Registration Statement, the Issuer and the Guarantors shall use commercially reasonable efforts to prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Issuer hereby agrees to notify the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 4(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, whereafter the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 3(b) above and the Exchange Offer Registration Statement provided for in Section 2 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 4(j).  During the period during which the Issuer and the Guarantors are required to maintain an effective Shelf Registration Statement pursuant to this Agreement, the Issuer and the Guarantors will prior to the three-year expiration of that Shelf Registration Statement file, and use their commercially reasonable efforts to cause to be declared effective (unless it becomes effective automatically upon filing) within a period that avoids any interruption in the ability of Holders of Securities covered by the expiring Shelf Registration Statement to make registered dispositions, a new registration statement relating to the Securities, which shall be deemed the “Shelf Registration Statement” for purposes of this Agreement.

(k)  Not later than the effective date of the applicable Registration Statement, the Issuer will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the Trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company (“DTC”).

(l)  The Issuer and the Guarantors will use commercially reasonable efforts to comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to the Issuer’s security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuer’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

(m)  The Issuer shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuer shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(n)  The Issuer may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Issuer such information regarding the Holder and the distribution of the Securities as the Issuer may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Issuer may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

(o)  Subject to Section 9(c), the Issuer shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as the Holders of a majority of the aggregate principal amount of the Securities covered by such Registration Statement (the “Majority Holders”) shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

(p)  For a reasonable period prior to the filing of a Shelf Registration Statement and prior to the execution of any underwriting or similar agreement, make available for inspection by counsel selected by the Majority Holders (“Holders’ Counsel”) and any underwriters participating in an underwritten offering pursuant to a Shelf Registration Statement and not more than one accounting firm retained by the Majority Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Issuer (and its predecessors) reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Issuer to supply all information reasonably requested by any such persons, in connection with a Registration Statement; provided, however, that any such records, documents, properties and such information that is designated in writing by the Issuer, in good faith, as confidential at the time of delivery of such records, documents, properties or information shall be kept confidential by any such persons and shall be used only in connection with such Registration Statement, unless disclosure thereof is required to be made in connection with a court proceeding or required by law, or such information has become available (not in violation of this agreement) to the public generally or through a third party without an accompanying obligation of confidentiality, and the Issuer shall be entitled to request that such persons sign a confidentiality agreement to the foregoing effect.

(q)  Subject to Section 9(c), in the case of any Shelf Registration, the Issuer, if requested by counsel to the Majority Holders of the Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement in form, substance and scope customarily covered in opinions delivered in connection with shelf registrations; provided, however, that in the case of an underwritten offering such opinions shall also be addressed to the underwriters and also cover the matters customarily covered in opinions delivered by issuers in connection with primary underwritten offerings of debt securities comparable to the Securities (such additional opinions to be agreed upon by the underwriters and the Issuer, such agreement not to be unreasonably withheld), (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with shelf registrations; provided, however, that in the case of an underwritten offering such letters shall also be addressed to the underwriters and cover the matters customarily covered in “comfort letters” delivered by issuers in connection with primary underwritten offerings of debt securities comparable to the Securities (such letters to be agreed upon by the underwriters and such accountants, such agreement not to be unreasonably withheld); subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72 (or any successor publication thereto).

(r)  In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer that is subject to the prospectus delivery requirements of the Securities Act, and if a Registration Statement is required to be filed under the Securities Act, the Issuer shall cause (i) its counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion in such form as is customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in such as is customary in connection with the preparation of a Registration Statement.

(s)  If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Issuer (or to such other Person as directed by the Issuer) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Issuer shall mark, or cause to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

(t)  The Issuer shall use its commercially reasonable efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the Majority Holders, or by the managing underwriters, if any.

(u)  In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Rules”) of The Financial Industry Regulatory Authority (“FINRA”)) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuer will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a “qualified independent underwriter” (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

(v)  The Issuer and the Guarantors shall use commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

(w)  Each Holder and each Participating Broker-Dealer agrees by acquisition of Initial Securities or Exchange Securities that, upon the Issuer providing notice to such Holder or Participating Broker-Dealer, as the case may be, that the Board of Directors of the Issuer has resolved that the Issuer has a bona fide business purpose for doing so, then, upon providing such notice (which shall refer to this Section 4(w)), the Issuer and the Guarantors may delay the filing or the effectiveness of the Shelf Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Shelf Registration Statement, in all cases, for a period (a “Delay Period”) expiring upon the earlier to occur of (A) the date on which such business purpose ceases to interfere with the Issuer’s obligation to file or maintain the effectiveness of the Shelf Registration Statement pursuant to this Agreement or (B) 60 days after the Issuer notifies the Holders of such good faith determination. There shall not be more than 90 days of Delay Periods during any 12-month period. The period of effectiveness of the Shelf Registration Statement provided for in Section 3(b) above shall be extended by a number of days equal to the number of days during any Delay Period.  Any Delay Period will not alter the obligations of the Issuer and the Guarantors to pay Liquidated Damages under the circumstances set forth in Section 7 hereof.

5.  Registration Expenses.  Subject to Section 9(c), all expenses incident to the Issuer’s and the Guarantors’ performance of and compliance with this Agreement will be borne by the Issuer and the Guarantors, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation;

(i)  all registration and filing fees and expenses;

(ii)  all fees and expenses of compliance with federal securities and state “blue sky” or securities laws;

(iii)  all expenses of printing (including printing certificates for the Securities to be issued in the Registered Exchange Offer and the Private Exchange and printing of Prospectuses), messenger and delivery services and telephone;

(iv)  all rating agency fees;

(v)  all fees and disbursements of counsel for the Issuer and the Guarantors;

(vi)  all application and filing fees in connection with the listing, if any, of the Exchange Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof;

(vii)  all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance);

(viii)  all fees and disbursements relating to the qualification of the Indenture under applicable securities laws;

(ix)  all premiums and other costs of policies of insurance maintained by the Issuer against liabilities arising out of the public offering of the Transfer Restricted Securities being registered;

(x)  all fees and expenses of a “qualified independent underwriter” as defined by Conduct Rule 2720 of the FINRA, if required by the FINRA Rules, in connection with the offering of the Exchange Securities or Transfer Restricted Securities in an underwritten offering; and

(xi)  the reasonable fees and expenses of the Trustee, including its counsel, and any escrow agent or custodian.

Notwithstanding the foregoing, the holders of the Exchange Securities or Transfer Restricted Securities being registered shall pay all agency or brokerage fees and commissions and underwriting discounts and commissions attributable to the sale of Transfer Restricted Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly) (excluding advisors or other experts retained by the Issuer, as aforesaid); provided, however, that in the case of a Shelf Registration Statement under Section 3 and Section 4 hereof, the Majority Holders may, in each case, if they so elect, select Holders’ Counsel to represent them (which may be counsel to the Initial Purchasers), in which event the aforementioned registration expenses shall include the reasonable fees and disbursements of such counsel up to a maximum of $100,000.

The Issuer and the Guarantors will bear their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Issuer and the Guarantors.

6.  Indemnification.  (a)  Each of the Issuer and the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, each Holder of the Securities, any Participating Broker-Dealer, each underwriter who participates in an offering of Transfer Restricted Securities and each person, if any, who controls such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter within the meaning of the Securities Act or the Exchange Act (each Initial Purchaser, Holder, any Participating Broker-Dealer, underwriter and such controlling persons are referred to collectively as the “Indemnified Parties”) from and against any and all losses, claims, damages or liabilities, joint or several (or actions in respect thereof) caused by any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or in any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or such losses, claims, damages, liabilities or actions caused by any untrue statement or alleged untrue statement of a material fact contained in a prospectus prepared by or on behalf of, used by, or referred to by the Issuer or any Guarantor, including any preliminary prospectus or “issuer free writing prospectus,” as defined in Commission Rule 433 (“Issuer FWP”), relating to a Shelf Registration, or in any amendment or supplement thereto, or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Parties for any reasonable and documented legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Issuer and the Guarantors shall not be liable in any such case to the extent that such loss, claim, damage or liability is caused by any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus, including any preliminary prospectus or Issuer FWP relating to a Shelf Registration, or in any amendment or supplement thereto, based upon information relating to such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter and furnished to the Issuer by or on behalf of such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter expressly for inclusion therein; provided further, however, that this indemnity agreement will be in addition to any liability which the Issuer or a Guarantor may otherwise have to such Indemnified Party.

(b)  Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Issuer, the Initial Purchasers, each underwriter who participates in an offering of Transfer Restricted Securities and the other selling Holders and each of their respective directors and officers (including each officer of the Issuer who signed the Registration Statement) and each person, if any, who controls the Issuer within the meaning of the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuer and the Guarantors to such Holder, but only with reference to information relating to such Holder furnished to the Issuer by such Holder expressly for inclusion in any such Registration Statement or prospectus, including any preliminary prospectus or Issuer FWP relating to a Shelf Registration, or in any amendment or supplement thereto; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Issuer for any reasonable and documented legal or other expenses incurred by the Issuer or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Issuer or any of its controlling persons.

(c)  Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof in writing; but the failure to so notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party under this Section 6 except to the extent that it has been materially prejudiced by such failure (through the forfeiture of substantive rights and defenses) and shall not relieve the indemnifying party from any liability which the indemnifying party may have to an indemnified party other than under this Section 6.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Representatives and any such separate firm for the Issuer, the Guarantors, their directors and officers and any control persons of the Issuer shall be designated in writing by the Issuer.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.  The indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

(d)  To the extent the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantors on the one hand or such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter or such other indemnified party, as the case may be, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 6(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Issuer within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuer.

(e)  The agreements contained in this Section 6 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

7.  Liquidated Damages Under Certain Circumstances.  (a)  Liquidated damages in the form of additional interest (the “Liquidated Damages”) with respect to the Transfer Restricted Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below being herein called a “Registration Default”):

(i)           the Issuer and the Guarantors fail to consummate the Registered Exchange Offer on or prior to the Consummation Deadline;

(ii)           the Issuer and the Guarantors fail to file the Shelf Registration Statement or cause the Shelf Registration Statement to be declared effective in compliance with Section 3 hereof; or

(iii)          the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of Transfer Restricted Securities during the period during which the Company and the Guarantors are required to maintain the effectiveness and usefulness thereof pursuant to this Agreement.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Issuer or the Guarantors or pursuant to operation of law or as a result of any action or inaction by the Commission.

Liquidated Damages shall accrue on the Transfer Restricted Securities over and above the interest set forth in the title of the Transfer Restricted Securities from and including the date on which any such Registration Default shall occur. With respect to the first 90-day period immediately following the occurrence of the first Registration Default, Liquidated Damages will be paid in an amount equal to 0.25% per annum (the “Additional Interest Rate”) of the principal amount of Transfer Restricted Securities.  The Additional Interest Rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum Additional Interest Rate for all Registration Defaults of 1.0% per annum of the principal amount of Transfer Restricted Securities.

(b)  A Registration Default referred to in Section 7(a)(iii) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Issuer or the Guarantors where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Issuer or the Guarantors that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Issuer is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a period of 90 days, whether or not consecutive, Liquidated Damages shall be payable in accordance with the above paragraph from the day such Registration Default occurs until all Registration Defaults have been cured.

(c)  Notwithstanding the foregoing, any Registration Default specified in clause (i) of the preceding section (a) that relates to the Exchange Offer Registration Statement or the Registered Exchange Offer shall be deemed cured at such time as the Shelf Registration Statement is declared effective by the Commission.

(d)  All accrued Liquidated Damages due pursuant to Section 7(a) will be paid by the Issuer and the Guarantors on the next scheduled interest payment date to DTC or its nominee by wire transfer of immediately available funds or by federal funds check and to Holders of certificated Notes by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. The amount of Liquidated Damages will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Transfer Restricted Securities and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

(e)  Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease and the interest rate will revert to the original rate; provided, however, that if, after any such Liquidated Damages cease to accrue, a different event specified in clause (i), (ii) or (iii) of the definition of Registration Default above occurs, such Liquidated Damages shall begin to accrue again pursuant to the foregoing provisions.

The Issuer shall notify the Trustee within five Business Days after the occurrence of each Registration Default.

Liquidated Damages pursuant to this Section 7 constitutes liquidated damages with respect to Registration Defaults and shall be the exclusive monetary remedy available to the Holders and/or the Initial Purchasers with respect to any Registration Default.

(f)  “Transfer Restricted Securities” means the Initial Securities; provided, however, that any such Securities shall cease to be Transfer Restricted Securities upon the earliest to occur of: (i) the date on which such Initial Securities have been exchanged by a person other than a broker-dealer for Exchange Securities in the Registered Exchange Offer; (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of Initial Securities for Exchange Securities, the date on which such Exchange Securities are sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement; (iii) the date on which such Initial Securities have been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; or (iv) the date on which such Initial Securities are sold to the public pursuant to Rule 144 under the Securities Act.

8.  Rules 144 and 144A.  The Issuer shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuer is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of their Transfer Restricted Securities pursuant to Rules 144 and 144A.  The Issuer covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)).  The Issuer will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Issuer by the Initial Purchasers upon request.  Upon the request of any Holder of Initial Securities, the Issuer shall deliver to such Holder a written statement as to whether it has complied with such requirements.  Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Issuer to register any of its securities pursuant to the Exchange Act.

9.  Underwritten Registrations.  (a)  If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering (“Managing Underwriters”) will be selected by the Majority Holders of such Transfer Restricted Securities to be included in such offering; provided, that such investment bankers and managers must be reasonably acceptable to the Issuer.

(b)  No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(c)  Notwithstanding anything to the contrary contained herein, (i) the Issuer shall not be required to cooperate with an underwritten offering unless a request for an underwritten offering is made by holders of 33 1/3% of Transfer Restricted Securities outstanding, (ii) the Issuer shall not be obligated to cooperate with more than one underwritten offering pursuant to this Agreement, (iii) upon receipt of a request to prepare and file an amendment or supplement to a Registration Statement and prospectus in connection with an underwritten offering, the Issuer may delay the filing of any such amendment or supplement for up to 120 days if the Issuer in good faith has a valid business reason for such delay; provided, however that nothing in this clause (iii) limits the Issuer’s obligations under Section 2, and (iv) the Issuer shall not be required to pay more than an aggregate of $100,000 of registration-related expenses, in addition to internal expenses of the Issuer (including, without limitation, salaries of officers and employees performing legal and accounting duties) in connection with any such underwritten offering.

10.  Miscellaneous.

(a)  Remedies.  The Issuer and the Guarantors acknowledge and agree that any failure by the Issuer and the Guarantors to comply with their obligations under Section 2 and 3 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuer’s and the Guarantors’ obligations under Sections 2 and 3 hereof. The Issuer and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)  No Inconsistent Agreements.  The Issuer will not on or after the date of this Agreement enter into any agreement with respect to its U.S. dollar-denominated debt securities that are substantially similar to the Securities, which agreement is inconsistent with the rights granted to the Holders in this Agreement or enter into any agreement that otherwise conflicts with the provisions hereof.  The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuer’s securities under any agreement in effect on the date hereof.

(c)  Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Issuer and the written consent of the Majority Holders affected by such amendment, modification, supplement, waiver or consents.

(d)  Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

(1)  if to a Holder of the Securities, at the most current address given by such Holder to the Issuer.

(2)  if to the Initial Purchasers;

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, NY  10036
Attention:  Syndicate Operations Group

with a copy to:

White & Case LLP
1155 Avenue of the Americas
New York, NY  10036
Attention:  Gary Kashar, Esq.

(3)  if to the Issuer, at its address as follows:

c/o United Rentals, Inc.
Five Greenwich Office Park
Greenwich, CT  06830
Attention:  Corporate Secretary

with a copy to:

Sullivan & Cromwell LLP
125 Broad Street

New York, NY  10004
Attention:  Andrew D. Soussloff

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

(e)  Third Party Beneficiaries.  The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuer and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

(f)  Successors and Assigns.  This Agreement shall be binding upon the Issuer and the Guarantors and their successors and assigns.

(g)  Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)  Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(j)  Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k)  Securities Held by the Issuer.  Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Issuer or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuer a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers, the Issuer and the Guarantors in accordance with its terms.

Very truly yours,

UR Financing Escrow Corporation

By:	/s/ William B. Plummer
Name:	William B. Plummer
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Registration Rights Agreement relating to 2018 Notes]

Morgan Stanley & Co. LLC

Acting on behalf of itself and as a Representative of the several Initial Purchasers.

By:	Morgan Stanley & Co. LLC

By:	/s/ Nicholas Romig
Name: Nicholas Romig
Title: Vice President

[Signature Page to the Registration Rights Agreement relating to 2018 Notes]

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Acting on behalf of itself and as a Representative of the several Initial Purchasers.

By:	Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:	/s/ Mark W. Kushemba
Name: Mark W. Kushemba
Title: Director

[Signature Page to the Registration Rights Agreement relating to 2018 Notes]

Wells Fargo Securities, LLC

Acting on behalf of itself and as a Representative of the several Initial Purchasers.

By:	Wells Fargo Securities, LLC

By:	/s/ Jeffrey M. Foley
Name: Jeffrey M. Foley
Title: Managing Director

[Signature Page to the Registration Rights Agreement relating to 2018 Notes]

ANNEX A

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuer and the Guarantors have agreed to use commercially reasonable efforts to amend and supplement the prospectus contained in the Exchange Offer Registration statement in order to allow Participating Broker-Dealers and other persons, if any, with similar prospectus delivery requirements to use the prospectus contained in the Exchange Offer Registration Statement in connection with the resale of such Exchange Securities, for a period commencing on the day the Exchange Offer is consummated and continuing for 90 days (or such shorter period during which Participating Broker-Dealers or such other persons are required by law to deliver such prospectus); provided, however, that if for any day during such period the Issuer restricts the use of such prospectus, such period shall be extended on a day-for-day basis.  See “Plan of Distribution.”

A-1

ANNEX B

Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See “Plan of Distribution.”

B-1

ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Issuer and the Guarantors have agreed that they will allow Participating Broker-Dealers and any other persons, if any, with similar prospectus delivery requirements to use the prospectus contained in the Exchange Offer Registration Statement in connection with the resale of such Exchange Securities, for a period commencing on the day the Exchange Offer is consummated and continuing for 90 days (or such shorter period during which Participating Broker-Dealers are required by law to deliver such prospectus); provided, however, that if for any day during such period the Issuer restricts the use of such prospectus, such period shall be extended on a day-for-day basis. In addition, until, 20[ ], all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

The Issuer will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 90 days after the Expiration Date the Issuer will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuer and the Guarantors have agreed to pay all expenses incident to the Exchange Offer other than commissions or

(1) In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus. This sentence may be deleted if such delivery requirements do not apply under Rule 174 of the Securities Act.

C-1

concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

C-2

ANNEX D

☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

D-1

EXHIBIT A

$750,000,000

UR FINANCING ESCROW CORPORATION

5.75% SENIOR SECURED NOTES DUE 2018

[FORM OF JOINDER TO REGISTRATION RIGHTS AGREEMENT]

[DATE]

Morgan Stanley & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Wells Fargo Securities, LLC

as Representatives of the Initial Purchasers

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

Reference is made to the Registration Rights Agreement dated as of March 9, 2012, among UR Financing Escrow Corporation (the “Issuer”) and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers. Capitalized terms used in this Joinder Agreement without definition have the respective meanings given to them in the Registration Rights Agreement.

The undersigned, [UR Merger Sub Corporation] (“NewCo”), hereby agrees to accede to the terms of, and assume all of the obligations of the Issuer set forth in, the Registration Rights Agreement, as though NewCo had entered into the Registration Rights Agreement on the Closing Date and been named as the “Issuer” therein.  NewCo agrees that such obligations include, without limitation, (a) all of the obligations of the Issuer to perform and comply with all of the agreements thereof contained in the Registration Rights Agreement, including the obligation to pay Liquidated Damages, and (b) the Issuer’s indemnification and other obligations contained in Section 6 of the Registration Rights Agreement. Newco acknowledges and agrees that all references to the Issuer in the Registration Rights Agreement shall include Newco and that Newco shall be bound by all provisions of the Registration Rights Agreement containing such references.

The undersigned Guarantors hereby agree, on a joint and several basis, to accede to the terms of the Registration Rights Agreement and to undertake and perform all of the obligations of the “Guarantors” set forth therein as though the undersigned Guarantors had entered into the Registration Rights Agreement on the Closing Date and been named as “Guarantors” therein. The undersigned Guarantors agree that such obligations include, without limitation, (a) all of the obligations of the Guarantors to perform and comply with all of the agreements thereof contained in the Registration Rights Agreement, including the obligation to pay Liquidated Damages, and (b) the Guarantors’ indemnification and other obligations contained in Section 6 of the

Registration Rights Agreement. Each of the undersigned Guarantors acknowledges and agrees that all references to the Guarantors in the Registration Rights Agreement shall include the undersigned Guarantors and that the undersigned Guarantors shall be bound by all provisions of the Registration Rights Agreement containing such references.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

This Joinder Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile, e-mail or other electronic means shall be effective as delivery of a manually executed counterpart.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date first written above.

[UR Merger Sub Corporation]

By:
Name:
Title:

[Guarantors]

By:
Name:
Title:

[Signature Page to Form of Joinder to Registration Rights Agreement]